EXHIBIT 10.9(a)

                               AMENDMENT NO. 1 TO
                 AMENDED CREDIT AND FINANCING SUPPORT AGREEMENT

                  This Amendment No. 1 to Amended Credit and Financing Support Agreement (the "Amendment"), dated effective the 15th day of March, 1996, among Medical Innovations, Inc., a Delaware corporation ("MI"), and Mark H. Fisher, Harvey R. Houck and John Schurwon (collectively, "F/H/S"). Unless otherwise indicated herein, all capitalized terms have the meanings assigned to them in that certain Amended Credit and Financing Support Agreement (the "Agreement") dated as of August 12, 1994, executed by MI and F/H/S.

                                    RECITALS:

A. On even date herewith, MI and Physicians Visiting Nurse Service, Inc., a wholly-owned subsidiary of MI ("PVNS"), have borrowed from the Bank the aggregate sum of $5,200,000, as evidenced by that certain promissory note executed by MI and delivered to the Bank in the principal amount of $3,625,000 (the "Note"), and that certain promissory note executed by PVNS and delivered to the Bank in the principal amount of $1,575,000 (the "Other Note"), the proceeds of which were used to refinance the current outstanding balances of the Bank Notes.

B. F/H/S, the Bank, MI and PVNS have each executed a Collateral Maintenance Agreement of even date herewith (the "Collateral Agreement"), pursuant to which F/H/S has pledged certain assets to secure repayment of the Note and the Other Note.

C. MI and F/H/S desire to amend certain terms of the Preferred Warrants and to further amend the Agreement to reflect the refinancing of the Bank Notes with the Note and the Other Note.

                                       1

                                   AGREEMENT:

                  1. TERMS OF THE PREFERRED WARRANTS. Upon demand by F/H/S, and surrender by F/H/S of the Second Amended Preferred Warrant Certificate, MI will deliver to F/H/S a replacement certificate, duly executed by MI, in the form of Exhibit "E" attached hereto.

                  2. RIGHTS AND PRIVILEGES OF CLASS A PREFERRED STOCK. Section 3 of the Agreement is deleted in its entirety and replaced with the following:

                           "3. RIGHTS AND PRIVILEGES OF CLASS A PREFERRED STOCK.
                  Upon demand by F/H/S, the Board of Directors will adopt, and MI will file with the Secretary of State of the State of Delaware, a Statement of Designations relating to the Class A Preferred Stock in the form of Exhibit `F' attached hereto."

                  3. AGREEMENT TO RENEGOTIATE THE BANK NOTES. F/H/S hereby agrees and consents to MI's renegotiation of the terms of the Bank Notes so as to extend the maturity dates thereof, as reflected in the Note and the Other Note. MI agrees that so long as the Collateral Agreement remains in force, MI will not renegotiate the terms of the Note or the Other Note so as to extend the maturity dates thereof or increase the obligations of MI thereunder.

                  4. REMAINDER OF AGREEMENT. Except as set forth above, all of the terms and conditions of the Agreement remain in full force and effect and will not be deemed to be waived or modified hereby.

                  5. SEVERABILITY. The invalidity or unenforceability of any provision of this Amendment shall not invalidate or effect the enforceability of any other provision of this Amendment or the Agreement.

                                        2

                  6. GOVERNING LAW. This Amendment has been executed in and shall be construed and enforced in accordance with and governed by the laws of the State of Texas and the laws of the United States of America applicable in the State of Texas.

                  7. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall have the force and effect of an original, and all of which shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Amendment to be executed on its behalf by its duly authorized officer, as appropriate, as of the day and year first above written.


                                  MEDICAL INNOVATIONS, INC.


                                  By: /s/ THOMAS KALED
                                          Thomas Kaled, Executive Vice President


                                      /s/ MARK H. FISHER
                                          Mark H. Fisher


                                      /s/ HARVEY R. HOUCK
                                          Harvey R. Houck


                                      /s/ JOHN SCHURWON
                                          John Schurwon

                                       3

                                    EXHIBIT E

THE WARRANTS REPRESENTED HEREBY AND ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE WARRANTS REPRESENTED HEREBY AND ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                           THIRD AMENDED AND RESTATED
                        WARRANT AGREEMENT AND CERTIFICATE
             FOR THE PURCHASE OF SHARES OF CLASS A PREFERRED STOCK,
                           PAR VALUE $100.00 PER SHARE
                                       OF
                            MEDICAL INNOVATIONS, INC.
                            (A DELAWARE CORPORATION)

         In amendment, restatement and replacement of that certain Second Amended and Restated Warrant Agreement and Certificate dated to be effective June 6, 1994, and in consideration of ten dollars ($10.00) and other good and valuable consideration received from Harvey R. Houck, Jr., Trustee under that certain Voting Trust and Agency Agreement dated June 28, 1993 by and among Harvey H. Houck, Jr., Mark H. Fisher and John Schurwon ("Holder"), by MEDICAL INNOVATIONS, INC., a Delaware corporation (the "Company"), the Company hereby grants to Holder one (1) Warrant (the "Warrant"), exercisable to purchase one hundred (100) shares of Class A Preferred Stock, $100.00 par value per share, of the Company (the "Preferred Stock"), on the terms set forth in this Third Amended and Restated Warrant Agreement and Certificate (the "Agreement").

         1. NUMBER OF SHARES OF PREFERRED STOCK AND EXERCISE PRICE OF THE WARRANT. The Warrant evidenced hereby shall be exercisable to purchase one hundred (100) shares of Preferred Stock at $100.00 per share (the "Exercise Price").

         2. EXERCISE PERIOD OF THE WARRANT. The Warrant shall be exercisable during the Exercise Period. For purposes of this Agreement, the term "Exercise Period" shall mean that period commencing on the first to occur of (i) the 5th business day following the date, if any, that a default occurs under that certain Collateral Maintenance Agreement dated March 15, 1996 by and among Texas Commerce Bank National Association (the "Bank"), the Company, Mark H. Fisher, Sheryl W. Fisher, Harvey R. Houck, Jr. and John Schurwon (the Collateral Agreement"), or (ii) the date, if any, that the Bank liquidates any of the collateral described in the Collateral Agreement. The Exercise Period shall continue until the first date on which both (a) the aggregate outstanding and unpaid balance of the Note (as such term is defined in the Collateral Agreement) and that certain $1,000,000 promissory note, dated June 29, 1993, issued by the Company to the former shareholders of Physicians Visiting Nurse Service, Inc. (the "PVNS Note"), when added to the principal amount of the Other Note (as such term is defined in the Collateral Agreement), is less than one million one hundred seventy-five thousand dollars ($1,175,000), and (b) the Company is not in default under the Note or the Other Note.

         3. METHOD OF EXERCISE, MEDIUM AND TIME OF PAYMENT.

                  (a) The Warrant represented hereby may be exercised at any time during the Exercise Period.

                  (b) Exercise of the Warrant represented hereby shall be by written notice to the Treasurer of the Company and shall be accompanied by payment in full of the Exercise Price together with any written statements reasonably required by the Company in order to fulfill its obligations under any applicable securities laws.

                  (c) The Exercise Price shall be paid in cash or by cashier's check.

         4. NO STOCKHOLDER RIGHTS CONFERRED BY THE WARRANT REPRESENTED HEREBY. The Holder will not have any rights to dividends or any other rights of a stockholder with respect to any shares of Preferred Stock underlying the Warrant represented hereby until such shares shall have been issued to the Holder (as evidenced by the records of the transfer agent of the company) upon purchase of such shares through exercise of the Warrant represented hereby.

         5. RESTRICTED SECURITIES. The Holder understands that the Warrant represented hereby are not registered under the Securities Act of 1933, as amended (the "Act") and that the Company has no obligation to register the shares of Preferred Stock subject hereto and issuable upon the exercise hereof under the Act. The Holder represents that the Warrant represented hereby is being acquired by it and that upon exercise hereof, unless a registration statement covering the shares underlying the Warrant is then in effect, the underlying shares of Preferred Stock will be acquired by it for investment and all certificates for the shares issued upon exercise of the Warrant represented hereby will bear the following legend unless such shares are registered under the Act prior to their issue.

         The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act"), and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act.

                                      -2-

         6. BENEFITS OF AGREEMENT. This Agreement will be binding upon each successor and/or assignee of the Company and each successor of the Holder.

         IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and Holder to be effective as of March 15, 1996.

                                            MEDICAL INNOVATIONS, INC.

                                            By:_________________________________
                                                Thomas J. Kaled,
                                                Executive Vice President

         The undersigned Holder understands the terms of this Agreement and hereby agrees to comply therewith.

                                            ------------------------------------
                                            HARVEY R. HOUCK,  TRUSTEE  under
                                            that certain  Voting Trust and
                                            Agency  Agreement  dated  June 28,
                                            1993 by and  between  Harvey R.
                                            Houck,  Jr.,  Mark H. Fisher and
                                            John Schurwon

                                            Address:  P.O. Box 22011
                                                      Houston, Texas  77227

                                      -3-

                                    EXHIBIT F

                            STATEMENT OF DESIGNATIONS

                                     FOR THE

                             CLASS A PREFERRED STOCK

                                       OF

                            MEDICAL INNOVATIONS, INC.

                                    * * * * *


                  PURSUANT to the provisions of Section 151 of the Delaware General Corporation Law, the undersigned corporation (the "Corporation") makes the following statement:

                  FIRST:  The name of the Corporation is MEDICAL INNOVATIONS,
INC.

                  SECOND: Set forth below is a copy of the resolution of the Board of Directors of the Corporation (the "Resolution") establishing and designating the Corporation's Preferred Stock, $100.00 par value, Class A (the "Class A Stock"), and determining the preferences, limitations and relative rights of the Class A Stock:

                           "RESOLVED, that pursuant to the authority expressly
                  granted and vested in the Board of Directors of the Corporation in accordance with Article Fourth of its Certificate of Incorporation, the issuance of one hundred
                  (100) shares of the Class A Stock upon the exercise of that certain Third Amended and Restated Warrant Agreement and Certificate for the Purchase of Shares of Class A Stock, dated __________, 199_, is hereby in all respects authorized, adopted, ratified, confirmed and approved, with such Class A Stock having the designations, preferences, limitations and relative rights, set forth below:

                  A.       VOTING RIGHTS:

                  1. So long as the aggregate outstanding and unpaid balance of the Note, as such term is defined in Amendment No. 1 to Amended Credit and Financing Support Agreement, dated March 15, 1996, by and among the

Corporation, Mark H. Fisher, Harvey R. Houck, Jr., and John Schurwon (the "Amendment"), and that certain $1,000,000 note, dated June 29, 1993, issued by the Corporation to the former shareholders of Physicians Visiting Nurse Service, Inc. (the "PVNS Note"), when added to the principal amount of the Other Note, as such term is defined in the Amendment, is equal to or exceeds an aggregate amount of three million six hundred twenty-five thousand dollars ($3,625,000.00), the holders of the Class A Stock of the Corporation, voting separately as a class, shall be entitled to elect seven (7) directors of the Corporation and the holders of the Common Stock, voting separately as a class, shall be entitled to elect six (6) directors of the Corporation. So long as the aggregate outstanding and unpaid balance of the Note and the PVNS Note, when added to the principal amount of the Other Note, is less than an aggregate amount of three million six hundred twenty-five thousand dollars ($3,625,000.00), the holders of the Class A Stock of the Corporation, voting separately as a class, shall be entitled to elect three (3) directors of the Corporation and the holders of the Common Stock, voting separately as a class, shall be entitled to elect six (6) directors of the Corporation. The right of the holders of the Class A Stock of the Corporation shall continue so long as there are any shares of Class A Stock issued and outstanding.

                  2. The right of the holders of the Preferred Stock with respect to the election of directors of the Corporation may be exercised at any annual meeting of shareholders, or, within the limitations hereinafter provided, at a special meeting of shareholders held for such purpose. If the date on which such right of the holders of the Preferred Stock shall become vested shall be more than thirty (30) days preceding the date of the next annual meeting of shareholders as fixed by the bylaws of the Corporation, the President of the Corporation shall, within five (5) days after delivery to the Corporation at its principal office of a request to such effect signed by the holders of at least fifty percent (50%) of the Preferred Stock then outstanding, call a special meeting of the holders of the Preferred Stock and of the Common Stock to be held within twenty (20) days after the delivery of such request for the purpose of electing a new Board of Directors to serve until the next annual meeting and until their successors shall be elected and shall qualify. Notice of such meeting shall be mailed to each shareholder not less than ten (10) nor more than fifty (50) days prior to the date of such meeting. The term of office of all directors of the Corporation shall terminate at the time of any such meeting held for the purpose of electing a new Board of Directors, notwithstanding that the term for which such directors had been elected shall not then have expired. In the event that at any such meeting at which the holders of the Preferred Stock shall be entitled to elect directors, a quorum, as defined in Sub-paragraph 3 hereof, of the holders of such Preferred Stock shall not be present in person or by proxy, the holders of the Common Stock, if a quorum thereof be present, may temporarily elect the directors whom the holders of the Preferred Stock were entitled but failed to elect, such directors to be designated as having been so elected and their term of office to expire at such time thereafter as their successors shall be elected by the holders of the Preferred Stock as herein provided. Whenever the holders of Preferred Stock have been entitled to elect directors, any such holder shall have the right, during regular business hours, in person or by a duly authorized representative, to examine and to make transcripts of the stock records of the Corporation for the Preferred Stock for the purpose of communicating with other holders of such Preferred Stock with respect to the exercise of such right of election.

                  3. At any annual or special meeting of stockholders held for the purpose of electing directors of the Corporation when the holders of the Preferred Stock shall be entitled to elect directors, the presence in person or by proxy of the holders of a majority of the outstanding Preferred Stock shall be required to constitute a quorum for the election by such class of such directors, and the presence in person or by proxy of the holders of a majority of the outstanding Common Stock shall be required to constitute a quorum for the election by such class of the remaining directors or for the election temporarily by such class as herein provided for the members of the Board of Directors whom the holders of the Preferred Stock cannot at the time, for the want of a quorum, elect; provided, however, that the majority of the holders of any such class of shares who are present in person or by proxy shall have power to adjourn such meeting for the election of directors by such class from time to time, for a period of less than five (5) days, without notice other than announcement at the meeting. No delay or failure by the holders of either such class of capital stock to elect the members of the Board of Directors whom such holders are entitled to elect shall invalidate the election of the remaining members of the Board of Directors by the holders of the other such class of capital stock.

                  4. If, during any interval between annual meetings of shareholders for the election of directors and while the holders of the Preferred Stock shall be entitled to elect directors, the number of directors in office who have been elected by the holders of the Preferred Stock or the Common Stock, as the case may be, shall, by reason of resignation, death, or removal, be less than the total number of directors subject to election by the holders of shares of such class:

                  (a) The vacancy or vacancies in the directors elected by the holders of such class shall be filled by a majority vote of the remaining directors then in office, although less than a quorum, on nomination by a majority of the remaining directors elected by the holders of such class or their successors, or by the sole remaining director elected by the holders of such class or succeeding a director so elected; and

                  (b) If not so filled within five (5) days after the creation thereof, the President of the Corporation shall call a special meeting of the holders of the shares of such class and such vacancy or vacancies shall be filled at such special meeting.

                  5. Any director may be removed from office by vote of the holders of a majority of the shares of the class of capital stock by which his successor would be elected. A special meeting of the holders of shares of such class may be called by a majority vote of the Board of Directors for the purpose of removing a director in accordance with the provisions of this subparagraph. The President of the Corporation shall, in any event, within five
(5) days after delivery to the Corporation at its principal office of a request to such effect signed by the holders of at least fifty percent (50%) of the outstanding shares of such class, call a special meeting for such purpose to be held within twenty (20) days after the delivery of such request.

                  6. While any Preferred Stock of any series are outstanding, the Corporation, without first obtaining the consent, either expressed in writing or by affirmative vote at a meeting called for that purpose, of the holders of at least two-thirds of the total number of shares of all series of Preferred Stock then outstanding, as a class, shall not:

                  (a) Change, amend, or repeal any of the provisions applicable to the Preferred Stock which would adversely affect the preferences, voting power, or other rights of the Preferred Stock; and

                  (b) Increase the presently authorized number of shares of Preferred Stock, or authorize any stock (or any security convertible into such stock) ranking on a parity with the Preferred Stock; provided, however, that the foregoing shall not be deemed or construed to limit the right of the Corporation to authorize a new series of Preferred Stock for the purpose of redeeming or retiring all of the outstanding shares of another series of Preferred Stock.

                  B. REDEMPTION. At any time after the aggregate outstanding and unpaid balance of the Note and the PVNS Note, when added to the principal amount of the Other Note, is less than one million one hundred seventy-five thousand dollars ($1,175,000), the Corporation shall have the right to redeem all or any of the issued shares of Class A Stock of the Corporation by paying the holder or holders thereof the par value of such shares."

                  THIRD: The Resolution was adopted by the Board of Directors of the Corporation on __________, 199_.

                  FOURTH: The Resolution was duly adopted by all necessary action on the part of the Corporation.

         DATED:  __________, 199_.

                                                  MEDICAL INNOVATIONS, INC.

                                                  By:
                                                      Mark H. Fisher, President